UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
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COVANTA HOLDING CORPORATION

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COVANTA HOLDING CORPORATION
IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2020

The following Notice of Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Covanta Holding Corporation (“Covanta”), dated April 3, 2020, furnished to Covanta’s stockholders in connection with the solicitation of proxies by the Board of Directors of Covanta for use at the Annual Meeting of Stockholders to be held on May 14, 2020 (the “2020 Annual Meeting”). The purpose of this Notice is to announce a change in the format of the 2020 Annual Meeting to a virtual-only meeting, via live audio webcast. Stockholders will not be able to attend the 2020 Annual Meeting physically in person.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 21, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

COVANTA HOLDING CORPORATION
NOTICE OF CHANGE OF FORMAT OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 14, 2020

To our Stockholders:

Due to the continuing public health impact of the coronavirus pandemic and as part of our effort to maintain a safe and healthy environment at Covanta's 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and to protect the well-being of our stockholders, NOTICE IS HEREBY GIVEN that the format of Covanta’s 2020 Annual Meeting has been changed. As previously announced, the 2020 Annual Meeting will be held on May 14, 2020 at 11:00 a.m. E.D.T. In light of public health concerns, the 2020 Annual Meeting will be held in a virtual-only format, via live audio webcast. You will not be able to attend the 2020 Annual Meeting physically in person.

As described in the proxy materials for the 2020 Annual Meeting previously distributed, you are entitled to participate in the 2020 Annual Meeting if you were a stockholder at the close of business on March 16, 2020, the record date. To participate in the 2020 Annual Meeting you must login at www.virtualshareholdermeeting.com/CVA2020, and enter the 16-digit control number found on your proxy card or your voting instruction form. Detailed instructions are provided below.

The agenda of the meeting is unchanged. At the meeting we will ask you to:

1.  elect twelve directors to our Board of Directors, each for a term of one year;
2.  ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year;
3. conduct an advisory vote to approve the compensation of our named executive officers as disclosed in the proxy statement; and
4. consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the 2020 Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in format and may continue to be used to vote your shares in connection with the 2020 Annual Meeting. Please refer to the "Additional Information About Virtual Annual Meeting" section below for further information.

By Order of the Board of Directors
COVANTA HOLDING CORPORATION
__________________________________
Timothy J. Simpson
Secretary
Morristown, New Jersey
April 21, 2020

ADDITIONAL INFORMATION ABOUT VIRTUAL ANNUAL MEETING

ATTENDANCE AND PARTICIPATION

Our virtual 2020 Annual Meeting will be conducted on the Internet via live audio webcast. You will be able to participate online and submit your questions in advance of the 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/CVA2020 beginning at 10:45 a.m. EDT on May 14, 2020. Stockholders will be able to vote their shares electronically during the 2020 Annual Meeting.

To participate in the 2020 Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The 2020 Annual Meeting will begin promptly at 11:00 a.m. EDT. We encourage you to access the 2020 Annual Meeting platform prior to the start time. Online access will begin at 10:45 a.m. EDT.

The virtual 2020 Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the 2020 Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the 2020 Annual Meeting.

QUESTIONS AND MEETING MATERIALS

Time will be reserved at the conclusion of the 2020 Annual Meeting to answer certain questions submitted by stockholders. To facilitate the orderly conduct of the 2020 Annual Meeting and to maximize our ability to respond to your question by the end of the 2020 Annual Meeting, it is recommended that stockholders submit questions before the start of the 2020 Annual Meeting at 11:00 a.m. This functionality shall be available after logging in, beginning at 10:45 a.m. EDT on May 14, 2020. If you wish to submit a question, you may do so by logging into the virtual 2020 Annual Meeting platform at www.virtualshareholdermeeting.com/CVA2020, typing your question into the “Ask a Question” field, and clicking “Submit.”

The rules of conduct and other materials for the 2020 Annual Meeting will also be available at www.virtualshareholdermeeting.com/CVA2020.

A list of Covanta’s stockholders of record will be open for examination by any stockholder beginning ten days prior to the 2020 Annual Meeting. If you would like to view the list, please contact our General Counsel and Corporate Secretary to schedule an appointment by emailing him at generalcounsel@covanta.com. In addition, the list will be available for inspection by stockholders on the virtual 2020 Annual Meeting platform during the meeting.

TECHNICAL DIFFICULTIES

Technical support, including related technical support phone numbers, will be available on the virtual 2020 Annual Meeting platform at www.virtualshareholdermeeting.com/CVA2020 beginning at 10:45 a.m. EDT on May 14, 2020 through the conclusion of the 2020 Annual Meeting.